UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): July 2, 2012

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26299	77-0439730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Hermosa Court, Sunnyvale, California		94085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 390-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on May 22, 2012, Ariba, Inc. (the “Company”), SAP America, Inc., a Delaware corporation (“Parent”) and Angel Expansion Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), entered into an Agreement and Plan of Merger (“Merger Agreement”). Pursuant to the terms of the Merger Agreement, and subject to the conditions thereof, including approval of the Company’s stockholders and clearances by relevant regulatory authorities, Purchaser will merge with and into the Company and the Company will become a wholly-owned subsidiary of Parent (the “Merger”).

On May 31, 2012, Ariba and SAP filed notification and report forms with the U.S. Department of Justice (the “Justice Department”) and the U.S. Federal Trade Commission pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the “HSR Act”). On July 2, 2012, Ariba and SAP received a request for additional information (a “second request”) from the Justice Department in connection with the Justice Department’s review of the Merger. The second request is part of the regulatory approval process under the Hart-Scott-Rodino Anti-Trust Improvements Act. SAP and Ariba intend to continue to work with the Department of Justice and, upon the termination of the Department of Justice’s investigation, anticipate completion of the transaction in the fourth quarter 2012.

In addition, SAP has made the following antitrust filings:

•	On May 30, 2012, SAP submitted a merger notification to the Brazilian antitrust authority, Conselho Administrativo de Defesa Economica (CADE).

•	On May 30, 2012, SAP submitted a merger notification to the Federal Competition Authority (FCA) of Austria. The transaction was approved by the FCA on June 28, 2012.

•	On June 26, 2012, SAP made an informal submission with regard to the transaction to the UK’s Office of Fair Trading (OFT).

•	On July 2, 2012, SAP submitted a courtesy letter with regard to the transaction to Australia’s Competition and Consumer Commission (ACCC).

Cautionary Statement Regarding Forward-Looking Statements

Any statements contained in this document that are not historical facts are forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should” and “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this press release include the statement concerning the parties’ ability to complete the transaction and the expected closing date of the transaction. All forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These potential risks and uncertainties include, among others, uncertainties as to the timing of the acquisition; the satisfaction of closing conditions, including the receipt of Ariba stockholder approval and regulatory approvals; the failure to retain key Ariba employees, contracts or benefits; the failure to achieve expected synergies and other benefits; customer and partner uncertainty regarding the anticipated benefits of the transaction; whether certain industry segments will grow as anticipated; the competitive environment among participants in cloud technologies; and other risks detailed in SAP’s and Ariba’s filings with the U.S. Securities and Exchange Commission (“SEC”), including SAP’s most recent Annual Report on Form 20-F and Ariba’s most recent Annual Report on Form 10-K and quarterly report on Form 10-Q filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Neither SAP nor Ariba undertakes any obligation to publicly update or revise any forward-looking statements.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Ariba by SAP. In connection with the proposed acquisition, Ariba has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). Additionally, Ariba and SAP intend to file with the SEC other relevant materials in connection with the proposed acquisition, including Ariba’s definitive proxy statement. ARIBA’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY, INCLUDING ARIBA’S DEFINITIVE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION. SAP, Ariba and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Ariba stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of SAP’s executive officers and directors in the solicitation by reading SAP’s most recent Annual Report on Form 20-F, which was filed with the SEC on March 23, 2012. Information about the directors and executive officers of Ariba is set forth in the proxy statement for Ariba’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on December 8, 2011. Investors and security holders may obtain additional information regarding the interest of such participants by reading Ariba’s definitive proxy statement regarding the acquisition when it becomes available.

The materials to be filed by SAP and Ariba with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the definitive proxy statement from Ariba by contacting Ariba Investor Relations by email at investorinfo@ariba.com or by telephone at +1 (678) 336-2980.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: July 3, 2012	By:	/s/ Ahmed Rubaie
Ahmed Rubaie Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 3, 2012.